UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

May 21, 2014
Date of Report (Date of Earliest event reported)

BROADLEAF CAPITAL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Laurel St., Luling, TX	78648
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 333-3630

3887 Pacific Street, Las Vegas, NV 89121
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 21, 2014, Broadleaf Capital Partners, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Texas Gulf Oil & Gas, Inc., a Nevada corporation (“TGOG”), which became effective on the same date.  Pursuant to the terms of the Share Exchange Agreement, TGOG exchanged 900 shares of Series A Convertible Preferred Stock (the “Series A Stock”) for 900 shares of the Series C Convertible Preferred Stock (the “Series C Stock”).  The Certificate of Designation of the Series C Stock, which was filed with the Nevada Secretary of State on May 20, 2014, has the same designations, preferences, limitations, restrictions and relative rights as the Series A Stock, except that (i) the collective voting rights of the Series C Stock are reduced by Ninety-four (94%) as compared to the voting rights of the Series A Stock, (ii) the Series C Stock is not ranked senior to the Company's Series B Preferred Stock as compared to the senior ranking of the Series A Stock with respect to the Company's Series B Preferred Stock and (iii) no additional shares of any series of preferred stock shall be issued without the prior written consent of the Holders of the Series C Stock.

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the Share Exchange described in Item 2.01 above, the Company issued 900 shares of Series C Stock to TGOG (and canceled 900 shares of Series A Stock) on May 21, 2014. TGOG has represented that it was acquiring the respective shares of Series C Stock for investment and not with a view toward resale or public distribution of such shares, and acknowledged that the shares of Series C Preferred Stock had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The certificate representing such shares of Series C Stock bears a restrictive legend. The issuance of securities to TGOG was conducted in reliance on Regulation D.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION	LOCATION
1.1	Share Exchange Agreement dated May 21, 2014, by and between Broadleaf Capital Partners, Inc. and Texas Gulf Oil & Gas, Inc.	Provided herewith
4.1	Certificate of Designation of Series C Convertible Preferred Stock	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2014
BROADLEAF CAPITAL PARTNERS, INC.

By: /s/ Donna Steward
Name: Donna Steward Title: Secretary